Filed with the Securities and Exchange Commission on September 1, 2005

1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _____	☐
Post-Effective Amendment No. _196_	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. _198_	☒
(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Numbers, Including Area Code) (414) 765-5340

Eric M. Banhazl
Advisors Series Trust
2020 E. Financial Way, Suite 100
Glendora, California 91741
(Name and Address of Agent for Service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on _______________________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _______________________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on ______________________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion, Dated, September 1, 2005

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

P R O S P E C T U S

November       , 2005

The PIA MBS Bond Fund

Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) is the investment adviser to the PIA MBS Bond Fund (the “Fund”). Only authorized investment advisory clients of PIA are eligible to invest in the PIA MBS Bond Fund.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the PIA MBS Bond Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California 90401
1-800-251-1970

The PIA MBS Bond Fund is distributed by Quasar Distributors, LLC.

TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in the Fund	3
Fees and Expenses	5
Investment Objective, Strategies and Risks	6
Management of the Fund	8
The Fund's Share Price	9
Purchasing Shares	9
Redeeming Shares	11
Dividends, Distributions and Taxes	13
Financial Highlights	14

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FUND

1. What are the Fund’s Goals?

The PIA MBS Bond Fund seeks to provide a total rate of return that approximates that of mortgage-backed securities (“MBS”) included in the Lehman Brothers MBS Fixed Rate Index (the “MBS Index”).

2. What are the Fund’s Principal Investment Strategies?

The PIA MBS Bond Fund invests primarily (normally at least 80% of its net assets) in investment grade bonds that meet the criteria for inclusion in the MBS Index. The MBS Index represents the universe of mortgaged backed pass-through securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) MBS with the minimum issue size of $150 million. The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 aggregates. In other words, each aggregate is a proxy for the outstanding pools for a given agency, program, issue year, and coupon. The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index. About 600 of these aggregates meet the criteria.

The aggregates included in the index are priced daily using a matrix pricing routine based on trade/price quotations by agency, program, couple and issue date.

The weighted average modified adjusted duration (or effective duration) of the PIA MBS Bond Fund will normally be in a range of plus or minus one year of the effective duration of the MBS Index. Duration is a measure of a bond’s price sensitivity. Higher duration indicates bonds are more sensitive to interest rate changes. Bonds with shorter duration reduce risk associated with interest rates. Effective duration takes into account the bond’s cash flows over time, including the possibility that the mortgages underlying an MBS might be refinanced by homeowners prior to the stated maturity date, resulting in cash flows to the Fund sooner than scheduled. In contrast, maturity measures only the time until final payment is due.

In selecting investments for the PIA MBS Bond Fund, Pacific Income Advisers, Inc., the investment adviser (the “Adviser”), will primarily consider credit quality, effective duration and yield. The Fund’s annual portfolio turnover rate may exceed 100%.

In its effort to provide a total rate of return that approximates that of the MBS Index, the Fund may invest up to 20% of its assets in futures, options and other derivatives. The Fund may sometimes use derivatives as a substitute for taking positions in bonds and/or as part of a strategy designed to reduce exposure to other risks. The Fund may also utilize the “To Be Announced” (“TBA”) market for MBS for up to 100% of its assets. The TBA market allows investors to gain exposure to MBS securities with certain broad characteristics (maturity, coupon, age) without taking delivery of the actual securities until the settlement day which is once every month. In addition, the Fund may utilize the dollar roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy the same TBA security for next month settlement. The Fund may utilize the dollar roll market for extended periods of time without taking delivery of the physical securities. The Fund may also invest up to 20% of its assets in collateralized mortgage obligations (“CMOs”), asset-backed securities, commercial mortgage-backed securities and other mortgage-related securities with a minimum credit rating of AAA from rating agencies.

3. What are the Principal Risks of Investing in the Fund?
Investors in the PIA MBS Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

•
Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•
Government-Sponsored Entities Risk: The Fund invests in securities issued or guaranteed by government-sponsored entities, including GNMA, FNMA and FHLMC, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by the GNMA and guaranteed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, the GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

•
Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. Historically, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

•
Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

•
Prepayment Risk: Homeowners whose mortgages collateralize the securities held by the Fund may be able to prepay principal due on these mortgages, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.

•	Liquidity Risk: Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

•
Derivatives Risk: The Fund may invest in derivative securities [for bona fide hedging purposes and for speculative purposes]. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The Fund’s use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. The Fund could lose more than the principal amount that it invests in derivative securities. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

•
Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.

•
Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance.

4. Who Should Invest in the Fund?

Because of the above referenced risks, prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA MBS Bond Fund.

Because the Fund is new, its success cannot be guaranteed. There is a risk that the Fund will be liquidated if it does not attract enough assets to support its continued existence.

By itself, the Fund is not a complete, balanced investment plan and no fund can guarantee that it will achieve its goal. When you sell your shares, you may lose money.

5. Performance Information

Because the Fund has been in operation for less than a calendar year, there is no performance information available at this time.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA MBS Bond Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (The Fund’s authorized intermediary charges a $15 fee for wire redemptions.)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund’s assets as a % of average net assets)
Management Fees[1,2]	0.41%
Other Expenses[3]	*.**%
Total Annual Fund Operating Expenses[4]	*.**%
Management Fee Waiver[2]	-0.41%
Net Expenses[4]	*.**%
_________________________

1
The Adviser does not charge management fees to the Fund. However, investors in the Fund will be charged management fees by the Adviser and persons other than the Adviser, as described below. The following are eligible to invest in the Fund: (a) investment advisory clients of the Adviser and (b) participants in “wrap-fee” programs sponsored by investment advisers unaffiliated with the Fund or the Adviser (“sponsors”) that are advised by the Adviser. Clients of the Adviser pay the Adviser an investment advisory fee to manage their assets, including assets invested in the Fund. Clients of the Adviser should read carefully any investment advisory agreement with the Adviser, which will disclose the investment advisory fee charged by the Adviser. Participants in “wrap-fee” programs should read carefully the “wrap-fee” brochure for these programs provided by the sponsor. The brochure is required to include information about the fees charged by the sponsor and the fees paid by the sponsor to the Adviser. Investors pay no additional fees or expenses to purchase shares of the Fund. The Management Fees in the table above represent the amount that the Adviser currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Management Fee Waiver” in the table above because the Adviser does not charge any management fees to the Fund.

2
The Management Fees in the table above represent the amount that the Adviser currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Management Fee Waiver” in the table above because the Adviser does not charge any management fees to the Fund.

3	Other Expenses are based on estimated amounts for the current fiscal year.
4
Expense reimbursements. The Adviser will reimburse the Fund to the extent necessary to insure that the Total Annual Fund Operating Expenses do not exceed 0.00%. The Adviser will continue the expense reimbursement for an indefinite period, but may discontinue reimbursing the Fund at any time as long as it provides shareholders of the Fund with written notice six months in advance of the discontinuance. The Adviser may not recoup expense reimbursements in future periods. With the voluntary reimbursement, the net fund operating expenses are:

Fund	Amount
PIA MBS Bond Fund	0.00%

EXAMPLE

This example is intended to help you compare the cost of investing in the PIA MBS Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

1 Year	3 Years
$____	$____

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund seeks to provide a total rate of return that approximates that of Mortgage-Backed Securities included in the Lehman Brothers MBS Fixed Rate Index.

The Fund has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in MBS. If the Fund decides to change this policy, it will provide 60 days prior notice of its decision to shareholders. The Fund considers an MBS to be any debt instrument that is collateralized by residential mortgages and has the general characteristics in terms of maturity, coupon, age that would make it eligible for inclusion in the MBS Index. The Fund may also enter into TBA transactions. A TBA transaction is a contract for the purchase or sale of a MBS for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered. TBA transactions include most MBS represented in the MBS Index and may also include mortgages that do not yet exist. The Fund may also use the dollar roll market to postpone delivery when TBA investments are made. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not earn income and investors could lose money.

How We Invest Our Assets - First We Allocate Among Types of MBS Investment Grade Bonds

The Fund purchases securities that are eligible to be included in the MBS Index. The MBS Index uses non-traded “generics” to track returns. Generics reflect the characteristics and/or experience of the total universe of a coupon of MBS sector type in contrast to a specific pool or collateral group, as in a specific CMO issue. Each of the hundreds of thousands of actual mortgage pools is mapped to a generic according to its program, origination year and coupon. The Fund decides to invest in a combination of actual pools and TBA generics to structure a portfolio with overall characteristics that approximate those of the MBS Index. In determining the relative investment attractiveness of the various MBS, the Adviser considers risk as well as yield. Generally, investing in securities with a higher yield involves more risk of loss than investing in securities with a lower yield. The Adviser attempts to keep the Fund’s portfolio risk (or volatility) and allocations to the types of MBS similar to that of the MBS Index over a full market cycle. The two principal components of risk of an MBS are duration (a measure of a debt security’s price sensitivity) and negative convexity (a measure of the deviation of the security’s price sensitivity from that implied by its duration).

How We Invest Our Assets - Next We Target Portfolio Effective Duration

In assembling the Fund’s portfolio, the Adviser first determines a target effective duration for the Fund. Duration is a measure of a debt security’s price sensitivity. Effective duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A new origination 5.5% coupon MBS having a thirty year maturity will have an effective duration of approximately 2.7 years (as of July 26, 2005). Similarly, a new origination 5% coupon bond having a fifteen-year maturity will have an effective duration of approximately 3.2 years (as of July 26, 2005). The weighted average effective duration of the PIA MBS Bond Fund will normally be in a range of plus or minus one year of the effective duration of the MBS Index.

How We Invest Our Assets - Finally We Select Individual Securities

After having determined the types of MBS rated bonds in which to invest and the target duration, the Adviser looks for the most attractive yields in the various asset classes, while attempting to approximate the MBS Index coupon distribution, as well as the distribution of other characteristics. For a number of reasons, bonds in one sector of the Fund may have higher or lower yields, on a risk-adjusted basis, and higher or lower allocations than bonds in the equivalent sector of the MBS Index. The Adviser will attempt to take advantage of additional strategies, such as dollar rolls, the use of cash enhancing investing, and the investment of up to 20% of the Fund in CMOs, asset-backed securities, commercial mortgage-backed securities and other mortgage-related securities with a minimum credit rating of AAA from rating agencies that are not part of the MBS Index, in order to generate return in addition to those offered by the MBS Index.

Derivative Securities

In its effort to provide a total rate of return that approximates that of the MBS Index, the Fund may invest up to 20% of its assets in futures, options and other derivatives. These investments may be in bond or note futures contracts, option contracts, options on securities, options on debt futures, interest rate swaps, and other derivative securities.

The reasons for which the Fund will invest in futures, options, and other derivatives are:

•	To keep cash on hand to meet shareholder redemption or other needs while simulating full investment in MBS.

•	To reduce the Fund’s transaction costs or for hedging purposes.

•	To add value when these instruments are favorably priced.

Risks

In addition to the risks discussed earlier, the PIA MBS Bond Fund may be subject to the following risks:

•
Risks Associated with Real Estate and Regulatory Actions. The securities that the PIA MBS Fund owns are dependent on real estate prices. Although the securities in the Fund are expected to either have a U.S. agency guarantee or be AAA rated by Moody’s Investors Service, Standard and Poor’s Corporation and/or Fitch, Inc., should real estate experience a significant price decline that could adversely affect the prices of the securities the Fund owns. Also FNMA and FHLMC, the issuers for the majority of the securities the Fund is expected to own are subject to government supervision and regulation. Any adverse regulatory action could impact the prices of the securities the Fund owns.

•
Risks Associated with Inflation and Deflation. The PIA MBS Bond Fund is subject to inflation and deflation risk. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time. As inflation increases, the value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting PIA MBS Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-251-1970 and at the SEC’s website at www.sec.gov. A complete list of the Fund’s portfolio holdings as of each calendar quarter-end is also available on the Fund’s website at www.pacificincome.com within five business days after the calendar quarter-end.

MANAGEMENT OF THE FUND

Pacific Income Advisers manages the Fund’s investments.

Pacific Income Advisers, Inc., 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401, is the investment adviser to the PIA MBS Bond Fund. The Adviser has been in business since 1987. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund does not pay the Adviser an annual investment advisory fee.

Portfolio Managers

The following employees are responsible for the day-to-day management of the Fund’s portfolio:

Lloyd McAdams, CFA, CEBS, Chairman and Chief Investment Officer
Mr. McAdams has been the Portfolio Manager since the inception of the Fund. Mr. McAdams has been the Chairman of the Board and Chief Investment Officer of PIA since its formation. From 1996 to December 2004, Mr. McAdams also served as Chairman and CEO of the PIA Mutual Funds. Mr. McAdams is also the Chairman and CEO of Anworth Mortgage Asset Corp., a listed company which manages a portfolio of mortgage securities for its shareholders. Mr. McAdams is also President of Syndicated Capital, Inc., the Adviser’s affiliated broker-dealer. He is a Chartered Financial Analyst, Chartered Investment Counselor and a Certified Employee Benefit Specialist and he holds a B.S. in Statistics from Stanford University and an M.B.A. from the University of Tennessee.

Evangelos Karagiannis, Ph.D., CFA, Vice President
Mr. Karagiannis has been the Portfolio Manager since the inception of the Fund.  He has 13 years of investment experience and has been with PIA since January 1992. Mr. Karagiannis has a B.S. in Physics, from the University of Athens, Greece and an M.S. and Ph.D. in Physics, from the University of California at Los Angeles where he studied as a Fulbright Scholar and served as a Post Doctoral Fellow.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the PIA MBS Bond Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day. Shares of the Fund will not be priced and are not available for purchase when the New York Stock Exchange and/or Federal Reserve are closed, including the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund calculates its net asset value based on the market prices or official closing price of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Trustees of the Advisors Series Trust.

The Fund will process purchase orders that it receives in good order and accepts redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

Good order means that your purchase request includes (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application, and (4) a check payable to the PIA MBS Bond Fund.

PURCHASING SHARES

Shares of the PIA MBS Bond Fund are only offered to investment advisory clients of the Adviser either directly by the Adviser or through special arrangements entered into on behalf of the Fund with certain broker-dealers, financial institutions or other service providers (“Servicing Agents”). These Servicing Agents will become shareholders of record of the Fund and have established procedures that investors must follow in purchasing shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

Servicing Agents may charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services the Servicing Agents provide to their customers. Further, the Fund may authorize Servicing Agents to accept purchase orders on behalf of the Fund and to designate other Servicing Agents to accept purchase orders on the Fund’s behalf. This means that the Fund will process the purchase order at the net asset value that is determined following the Servicing Agent’s (or its designee’s) acceptance of the purchase order.

Investments in the Fund are subject to a $1,000 minimum initial investment, and subsequent investments are subject to a $100 minimum investment (other than subsequent investments pursuant to dividend reinvestment). Purchase orders placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day.

If you are purchasing shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s Transfer Agent at 1-800-251-1970, if you need additional assistance when completing your account application.

If you wish to invest by mail, simply complete the account application and mail it with a check (made payable to “PIA MBS Bond Fund”) to:

Regular Mail	Overnight Delivery
PIA MBS Bond Fund	PIA MBS Bond Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.

The Fund may reject any share purchase application for any reason. The Fund will send investors a written confirmation for all purchases of shares.

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the address indicated above. You may also fax the account application by calling the Transfer Agent at 1-800-251-1970 for a fax number. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instructions that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: PIA Funds [PIA MBS Bond Fund]
(Shareholder Account No., Shareholder Name)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Please contact the Transfer Agent at 1-800-251-1970 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your investment.

Automatic Investment Plan (AIP) Information

•	Automatic purchases of fund shares can be made for as little as $50 per month.

•	You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

•	The Fund does not currently charge a fee for an AIP, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.

•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

•	In order to participate in the AIP your bank must be a member of the Automated Clearing House (ACH) network.

•	Any change or termination of the plan should be provided to the Transfer Agent five days prior to effective date.

REDEEMING SHARES

How to Redeem (Sell) Shares

Investors can sell (redeem) their shares on any business day. All redemption requests must be made directly or through the Servicing Agent from whom you purchased your shares. The Servicing Agents have established procedures that investors must follow in selling (redeeming) shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

Redemption requests placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day. If a Servicing Agent receives the redemption request after the close of regular trading on the New York Stock Exchange, or on a holiday, weekend or a day the New York Stock Exchange is closed, then the Servicing Agent will process the redemption on the next business day.

If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

1.	The redemption may result in a taxable gain.

2.	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases.

3.
There are certain times when a shareholder may be unable to sell the Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

4.
If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

The Fund may pay redemption requests “in kind.” This means that the Fund will pay redemption requests entirely or partially with securities rather than with cash. Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Systematic Withdrawal Plan (SWP)

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this program. This program may be terminated at any time by the Fund. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent at:

PIA MBS Bond Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

A withdrawal under the program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors and does not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing procedures, as determined by the Fund’s Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.

The Fund’s market timing policy is applied uniformly to all shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (including exchanges) from any shareholder the Fund believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Fund reserves the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund and financial intermediaries attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing
The Board of Trustees has also developed procedures which utilize and monitor  fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Fund holding such assets does not represent fair value. The Fund may also fair value a security if the Fund or the Adviser believes that the market price is stale.

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Fund. The Board of Trustees has also developed procedures to monitor pricing policies and operations under the fair value procedures.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The PIA MBS Bond Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, qualified dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

If you elect to have dividends and capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If you elect to receive distributions and capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

FINANCIAL HIGHLIGHTS

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

NOT A PART OF THE PROSPECTUS

PIA MBS Bond Fund
a series of Advisors Series Trust

FOR MORE INFORMATION

To learn more about the PIA MBS Bond Fund you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund. The PIA MBS Bond Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the PIA MBS Bond Fund’s investments by reading the Fund’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the PIA MBS Bond Fund during the Fund’s fiscal year.

The SAI and the Annual and Semi-Annual Reports are all available to shareholders and prospective investors without charge. To request them or other information or to ask any questions, please call or write:

PIA MBS Bond Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-251-1970

The reports are also available by visiting the Fund’s website at www.pacificincome.com.

The general public can review and copy information about the PIA MBS Bond Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Funds, including the PIA MBS Bond Fund, are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

(The Trust’s SEC Investment Company Act file number is 811-07959)

The PIA
MBS Bond Fund

PROSPECTUS
November ____, 2005

Subject to Completion, Dated, September 1, 2005

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

Dated  November ___, 2005

PIA MBS BOND FUND

A Series of

ADVISORS SERIES TRUST

This Statement of Additional Information (“SAI”) provides general information about the PIA MBS Bond Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated , 2005, as supplemented and amended from time to time, which is incorporated hereto by reference. Pacific Income Advisers, Inc. (the “Adviser”) is the investment adviser to the Fund.

A copy of the Prospectus may be obtained from the Fund c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or by calling toll-free at 1-800-251-1970.

The Fund commenced operations on _______, 2005, and therefore does not yet have an Annual Report to cover this Fund.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	2
MANAGEMENT	16
THE ADVISER	21
PORTFOLIO MANAGERS	23
ADMINISTRATOR	24
THE DISTRIBUTOR	24
SERVICE PORVIDERS	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	25
PORTFOLIO HOLDINGS INFORMATION	27
NET ASSET VALUE	28
PROXY VOTING POLICY	29
ANTI-MONEY LAUNDERING PROGRAM	30
TAXES	30
GENERAL INFORMATION	32
CALCULATION OF PERFORMANCE DATA	33
FINANCIAL STATEMENTS	35
APPENDIX A	36

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated _______, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates to the Fund and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The investment objective of the Fund is seeking to provide a total rate of return that approximates that of mortgage-backed securities (“MBS”) included in the Lehman Brothers MBS Fixed Rate Index (the “MBS BOND Index”). The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then the Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the Fund’s Prospectus as to investment policies of the Fund.

U.S. Government Securities and Mortgage-Backed Securities (“MBS”)

As used in this Statement of Additional Information, the term “U.S. Government securities” means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and bonds that have been stripped of their unmatured interest coupons.

U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. If the Fund elects to invest in U.S. Government securities, then it will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

Among the U.S. Government securities that the Fund may purchase are MBS of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These MBS include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of MBS is the “collateralized mortgage obligation,” which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

The investment characteristics of adjustable and fixed rate MBS differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on MBS on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the purchases MBS at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases MBS at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid.

Certain mortgage loans underlying the MBS in which the Fund may invest may be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are two main categories of indices which provide the basis for rate adjustments on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

The mortgage loans underlying other MBS in which the Fund may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final “balloon” payment upon maturity.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets (“Mortgage Assets”) underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The Fund may invest in stripped Mortgage-Backed U.S. Government securities (“SMBs”). SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBs will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities. Certain SMBs may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Whether SMBs are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBs that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other MBS because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan “due on sale” clauses and state usury laws. Even though the Fund will invest in MBS which are U.S. Government securities, these regulations may adversely affect the Fund’s investments by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

To Be Announced (TBA) Market

The Fund may purchase MBS in the TBA Market. Most Fannie Mae, Freddie Mac and Ginnie Mae MBS are eligible to be sold in the TBA market. The TBA market allows mortgage lenders to sell the loans they intend to fund before the loans are closed. A TBA trade represents a contract for purchase or sale of MBS to be delivered at a future agreed-upon date. In the TBA market, Fannie Mae, Freddie Mac and Ginnie Mae MBS are traded on a forward or delayed delivery basis with settlement up to 180 days later. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares.

The parties to TBA contracts will agree on the type of MBS, the type of mortgage, coupon or interest rate, the total dollar amount of the MBS, price and settlement date. The purchaser will contract to acquire a specified dollar amount of MBS, which may be satisfied when the seller delivers one or more MBS pools at settlement. Forty-eight hours before settlement, the seller specifies or allocates the identity and number of mortgage pools by the specific pool numbers and CUSIPs to be delivered to satisfy the TBA trade. When a seller in the TBA market sales a MBS before the underlying mortgage is closed, the purchaser bears the risk that commitments for the mortgage loans will not close. The TBA market reduces this risk by pooling MBS together according to similar characteristics that are based on guidelines established by the TBA Market. The seller is able to deliver any mortgage pool that satisfies the TBA trade and meets the TBA market’s delivery requirements. The purchaser assumes the risk that the characteristics of the mortgage back security delivered to the purchaser may be less favorable.

TBA-eligible MBS may be traded through generic, stipulated or specified trades. Generic TBA trades are trades that meet the delivery requirement of the TBA market. The Fund trades on a generic basis through the TBA market process. Stipulated TBA trades are trades that meet the TBA delivery requirements which have characteristics that have been requested by the investor. The most common stipulated terms are number of pools that can be delivered, the principal dollar amount variance, maturity year, weighted average loan age of the mortgage loans in the pool, and geographic location of the underlying properties. In generic and stipulated TBA trades, there is no specific security identified at the time the parties enter into the trade. Investors that wish to purchase a particular mortgage pool will engage in a specified trade. The purchaser identifies the actual pool they wish to purchase by pool and CUSIP number.

Dollar Rolls

TBA market participants trade TBA pools using "dollar rolls" as their financing vehicles. Dollar rolls are a form of collateralized short-term financing where the collateral consists of mortgage securities, perform a function analogous to a reverse repurchase agreement. Unlike a reverse repurchase agreement, which requires redelivery of exactly the same securities, a dollar roll is a simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. The dealer (purchaser), who is said to "roll in" the securities received, is not required to deliver the identical securities, only securities that meet the TBA market’s good delivery guidelines (which establishes standard notification and settlement dates for TBA securities). The investor may assume some risk because the characteristics of the MBS delivered to the investor may be less favorable than the MBS the investor delivered to the dealer. Because the dealer is not obligated to return the identical MBS collateral that the investor has delivered, both parties usually transact the dollar roll with generic Fannie Mae, Freddie Mac or Ginnie Mae MBS pools that have the same or less value than the average TBA-eligible security.

A dollar roll transaction transfers prepayment risk to the dealer. Dollar rolls offer the dealer a convenient way to obtain promised mortgage securities, avoiding much of the cost of failing to make timely delivery. The dealer is willing to pay up to the cost of failure to deliver for the short-term opportunity to borrow or purchase securities required to meet a delivery commitment. For this reason most dollar rolls are transacted close to the monthly settlement date for MBS.

Illiquid Securities

It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of the Fund) that open-end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, illiquid securities do not include obligations that are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Fund's investment adviser, Pacific Income Advisers, Inc. (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Leverage

From time to time the Fund may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds (“leveraging”). Currently, the Fund does not intend to borrow amounts in excess of 10% of the value of its total assets for leveraging purposes. Borrowings will be made only from banks and only to the extent that the value of the assets of the Fund, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the Fund so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the Fund fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the Fund will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities

The Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the “Guidelines”) and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

The Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finder’s, custodian and administrative fees but only to persons not affiliated with the Trust. The Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Fund to terminate the loan and thus reacquire the loaned securities on three days’ notice.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments

The Fund may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the Fund’s portfolio (“short hedging”) or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities (“long hedging”). The Fund may engage in short hedging in an attempt to protect the Fund’s value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when the Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Fund may use are discussed below.

Derivative Securities

A derivative is a financial instrument which has a value that is based on--or “derived from”--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below on “Debt Futures” and “Options on Debt Futures”), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion below on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to reduce transaction costs, and seeking to simulate an investment in equity or debt securities or other investments,   In its efforts to provide a total rate of return that approximates that of the MBS Index, the Fund may invest up to 20% of its assets in bond futures contracts, options, credit swaps, interest rate swaps, derivative securities and other types of derivatives. The Fund may sometimes use derivatives as a substitute for taking a position in MBS and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risks.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading “Leverage.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be “covered.” For a call to be “covered” (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be “covered.” For a put to be “covered,” the Fund must maintain cash or liquid securities equal to the option price.

Debt Futures

The Fund may invest in futures contracts on debt securities (“Debt Futures”) or options on Debt Futures.

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange.

One risk in employing Debt Futures to attempt to protect against declines in the value of the securities held by the Fund is the possibility that the prices of Debt Futures will correlate imperfectly with the behavior of the market value of the Fund’s securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Debt Futures being considered for purchase or sale by the Fund will be a factor in their selection by the Adviser.

Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

It is possible that, where the Fund has sold Debt Futures in a short hedge, the market may advance but the value of the securities held by the Fund may decline. If this occurred, the Fund would lose money on the Debt Future and also experience a decline in the value of its securities.

Where Debt Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Debt Future that is not offset by a reduction in the price of any securities purchased.

Options on Debt Futures

Options on Debt Futures are similar to options on securities, except that the related investment is not a security, but a Debt Future. Thus, the buyer of a call option obtains the right to purchase a Debt Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Debt Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Debt Future.

The risks of options on Debt Futures are similar to those of options on securities and also include the risks inherent in the underlying Debt Futures.

Possible CFTC Limitations on Portfolio and Hedging Strategies

The use of Debt Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a “short futures position,” and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a “long futures position.” The Fund must operate within certain restrictions as to its long and short positions in Debt Futures and options thereon under a rule (“CFTC Rule”) adopted by the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act (the “CEA”), which excludes the Fund and the Trust from registration with the CFTC as a “commodity pool operator” as defined in the CEA.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Debt Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions. The Fund may be required to establish a segregated account when it enters into certain options or futures, in which it will maintain cash and/or liquid securities that are equal in value to the obligations in the applicable option or future.

Temporary Investments

The Fund may invest in cash and money market securities. The Fund may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers’ acceptances, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization.

The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such agreements being defined as “loans” in the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund’s custodian or another bank either directly or through a securities depository.

When Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for their portfolios, the Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, it may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

The Fund may enter into mortgage “dollar rolls” in which the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Portfolio Turnover

The portfolio turnover of the Fund may vary significantly from year to year. The Fund’s annual portfolio turnover rate is expected to be over 100%. High portfolio turnover (100% or more) would result in the Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund's shareholders of increased taxes on realized gains.

Investment Restrictions

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result more than 5% of such Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.

The Fund may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.
Borrow (for temporary or emergency purposes and not for the purpose of leveraging its investments) in an amount exceeding 33 1/3% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 33 1/3% of its assets (including amounts borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act.

3.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

4.
Invest 25% or more of the value of its net assets in the securities of companies engaged in any one industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

5.
Issue senior securities, such as shares having priority over other shares as to the payment of dividends, or as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contract or repurchase transactions.

6.
Purchase or sell real estate; however, a Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

7.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

The Fund observes the following policies, which are deemed non-fundamental and which may be changed without shareholder vote. The Fund may not:

1.	Invest, in the aggregate, more than 15% of its net assets in securities that are illiquid.

2.	Purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by the 1940 Act.

3.
Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Independent Trustees
Walter E. Auch* (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant; formerly, Chairman, CEO of Chicago Board Options Exchange (CBOE) and former President of Paine Webber.	4	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.
Donald E. O’Connor* (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Director, The Forward Funds.
George T. Wofford III* (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	4	None.
James Clayburn LaForce* (born 1928) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	4	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, BlackRock Funds, Arena Pharmaceuticals, Cancervax.
George J. Rebhan* (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.	4	Trustee, E*TRADE Funds.

Interested Trustee of the Trust
Eric M. Banhazl** (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator and the Fund’s former administrator).	4	None.
Officers of the Trust
Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	4	See Above.
Robert M. Slotky (born 1947) 2020 E. Financial Way, Suite 100 Glendora, CA	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	N/A	N/A
Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	N/A	N/A

B-19

Rodney A. DeWalt (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000.	N/A	N/A

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
**
Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund.

***	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and other series of the Trust managed by the Adviser.

Compensation

The independent trustees receive an annual trustee fee of $28,000 per year with no additional fee for special meetings. This amount is allocated among each of the series comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees[2]
Independent Trustees
Walter E. Auch, Trustee	$	None	None	$
Donald E. O’Connor, Trustee	$	None	None	$
George T. Wofford III, Trustee	$	None	None	$
James Clayburn LaForce, Trustee	$	None	None	$
George J. Rebhan, Trustee	$	None	None	$
[1]	For the fiscal year ended November 30, 2004.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended November 30, 2004, trustees’ fees and expenses in the amount of ______________ were allocated to the Trust.

Board Committees

The Trust has four standing committees: The Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee has not met with respect to the Fund.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not met with respect to the Fund. The Independent Trustees comprise the Nominating Committee.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC has not met with respect to the Fund.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee has not met with respect to the Fund.

Fund Shares Beneficially Owned by Trustees. As of December 31, 2004, no Trustee, including the Independent Trustees, beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Walter E. Auch, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Donald E. O’Connor, Independent Trustee	None	None
George T. Wofford III, Independent Trustee	None	None
James Clayburn LaForce, Independent Trustee	None	None
George J. Rebhan, Independent Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the date of this SAI, there were no principal shareholders nor control persons of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor or an affiliate of the Adviser or Distributor. Accordingly, neither the Trustees who are “not interested” persons of the Fund nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates.

Code of Ethics

The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

THE ADVISER

The Adviser, Pacific Income Advisers, Inc., is the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Joseph Lloyd McAdams, Jr. and Heather U. Baines collectively control the Adviser due to their ownership of a majority of the outstanding stock of the Adviser. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In approving the Advisory Agreement on behalf of the Fund at a meeting of the Board on _______, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Adviser to the Fund; (b) the appropriateness of the fees paid to be by the Fund to the Adviser; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; and (e) the nature of the Predecessor Fund’s investments. Among other items, the Board of Trustees also reviewed and considered: (1) a report on the Fund’s advisory fee structure; (2) a report comparing (i) the management fee for the Fund to that of comparable funds, and (ii) the estimated expenses for the fund to those of its peer group; and (3) a summary of the Fund’s critical policies, including code of ethics. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser’s brokerage practices were reasonably efficient. The Board also noted that (a) the Adviser’s staff provided quality investment service to the other similar funds; (b) the Adviser would provide the Fund with a reasonable potential for profitability and (c) that the nature of the Adviser’s investments was acceptable. The Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.

Based on their review, the Board concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board also concluded that based on the services to be provided by the Adviser to the Fund and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable for the Fund.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus. Under the current Advisory Agreement applicable to the Fund, the Adviser is not paid a fee. Only investment advisory clients of the Adviser are eligible to invest in the Fund. These clients pay the Adviser an investment advisory fee to manage their assets, including assets invested in the Fund.

The Adviser has voluntarily agreed to reimburse the Fund for an indefinite period to the extent necessary to permit the Fund to maintain a voluntary expense limitation of 0.00%. The Adviser may discontinue reimbursing the Fund as long as it provides shareholders of the Fund with written notice six months in advance. The Adviser may not recoup expense reimbursements in future periods. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the Fund's average daily net assets.

PORTFOLIO MANAGERS

Mr. Evangelos Karagiannis and Mr. Lloyd McAdams serve as portfolio managers of the Fund. The portfolio managers are responsible for the day-to-day management of the Fund. The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories.

Evangelos Karagiannis
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Registered Investment Companies	1	$60 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	68	$1.4 billion	0	0

Lloyd McAdams
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Registered Investment Companies	2	$76 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

Material Conflict of Interest. The portfolio managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio managers devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Trustees was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Fund, and that the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.

There are presently no other accounts managed by PIA which have the same strategy as the Fund.

When the same securities are being bought or sold on the same day by the portfolio managers, the portfolio managers allocate the transactions on a pro rata basis as long as it is in the best interests of the clients. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by each portfolio management team. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The portfolio managers’ total compensation includes a base salary, bonus, performance bonus, employee benefits and a 401(k) plan with matching contributions. The year-end bonus represents a subjective calculation of an individual’s contribution to the portfolio management group’s success. The portfolio managers’ bonus is not based on the value of assets in the Fund’s portfolio.

Securities Owned in the Fund by Portfolio Managers. As of December 31, 2004, the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities Owned in the Fund Managed (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Evangelos Karagiannis	None
Lloyd McAdams	None

ADMINISTRATOR

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

THE DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”), with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (“Quasar”), pursuant to which Quasar acts as the Fund’s principal underwriter and distributor, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.

The Distribution Agreement has an initial term of up to two years and will continue in effect after the initial term only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by Quasar on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. The offering of the Fund’s shares is continuous. The Distribution Agreement provides that Quasar, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, National Association, located at 425 Walnut Street, Cincinnati, Ohio, 45202, acts as custodian (“Custodian”) of the securities and other assets of the Fund. The Administrator also acts as the Fund’s transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Distributor, Administrator and Custodian are affiliated entities under the common control of U.S. Bancorp.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th floor, San Francisco, California, 94105, is counsel to the Trust and provides counsel on legal matters relating to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved and the firm’s risk in positioning a block of securities. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research, as it is defined in Section 28(e) of the Securities Exchange Act of 1934 and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to policies developed by the Board and to rules adopted by the NASD and SEC. The Adviser is also a registered broker-dealer and may place portfolio transactions for the Fund with its own registered representatives.

While it is the Fund’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund. Additionally, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A complete list of the Fund’s portfolio holdings as of each calendar quarter-end is available on the Fund’s website at www.pacificincome.com within five business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least five to ten business days, as described above. In addition, the Trust’s Chief Compliance Officer or appropriate officers of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

In addition, the Fund’s fund administrator, fund accountant, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Currently, the Fund has arrangements to provide additional portfolio holdings information to the following rating and ranking organizations: Lipper, Morningstar, Standard & Poor’s, Bloomberg, FT Interactive Data, Wilshire, Thomson Financial, Vickers Stock and Citigate Financial.

The furnishing of non-public portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires that the approval of the Trust’s Chief Compliance Officer. The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

NET ASSET VALUE

The net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Eve and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

Net Assets	==	= Net Asset Value per
Shares Outstanding		share

In determining the net asset value of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Debt Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

When the Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is “marked-to-market” to reflect the current market value of the call or put. If a call the Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put the Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call the Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put the Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund’s net asset value. It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Conflict of Interest. Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account.

Proxy Voting Records. The Trust is required to disclose annually the Fund’s complete proxy voting records on Form N-PX. Form N-PX will be available upon request by calling 1-800-251-1970. The Form N-PX of the Fund once filed will be available on the Securities and Exchange Commission’s website at http://www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

TAXES

General

The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

Dividends from a Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income or qualified dividend income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund. Since all or substantially all of the income of the Fund is derived from interest payments to it, none of the dividends of the Fund will qualify for the deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

The Fund has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Fund acquires unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments

If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the security or futures contract so acquired.

Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter “blended gain or loss”) for determining the character of distributions. In addition, futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value (“marked to market”) on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

Each Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Back-up Withholding

Federal law requires the Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

GENERAL INFORMATION

Advisors Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

CALCULATION OF PERFORMANCE DATA

The Fund will calculate its performance in accordance with the following formulas:

Yield

The yield calculation reflected in the Prospectus is based on a hypothetical account having a balance of exactly one share of a Fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the Fund.

Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Effective yield = [(base period return + 1) 365/7] - l

The tax equivalent yield of a fund is computed by dividing that portion of the yield of the fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.

The Fund’s quotations of average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Average Annual Total Return

Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions):

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A
Description of Ratings

Moody’s Investors Service, Inc.: Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group: Bond Ratings

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A-Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PART C
(PIA Funds)

OTHER INFORMATION

Item 23. Exhibits

(a)
Agreement and Declaration of Trust dated October 3, 1996 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws dated June 27, 2002 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on January 28, 2003, and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Form of Investment Advisory Agreement to be filed by amendment.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on March 26, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(iv)	Operating Expenses Limitation Agreement to be filed by amendment.

(v) Power of Attorney was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on July 15, 2004 and is incorporated herein by reference.

(vi) Form of Shareholder Servicing Plan to be filed by amendment.

(i)
Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 333-17391 on December 29, 2004 as Post-Effective Amendment No. 171 and is incorporated herein by reference..

(j)	Consent of Independent Registered Public Accounting firm to be filed by amendment.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan to be filed by amendment.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Codes of Ethics

(i)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 173 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on January 28, 2005and is incorporated herein by reference.

(ii)	Code of Ethics for Advisor to be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust, Article VI of Registrant’s Bylaws and Paragraph 6 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Adviser

With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated May 18, 2005. The Adviser’s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriters.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Investment Funds
Alpine Equity Trust	The Kensington Funds
Alpine Income Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters’ Select Funds
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.
Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Optimum Q Funds
First American Investment Funds, Inc.	Permanent Portfolio Funds
First American Strategy Funds, Inc.	PRIMECAP Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
The Glenmede Fund, Inc.	Prudent Bear Funds, Inc.
The Glenmede Portfolios	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Summit Mutual Funds, Inc.
The Hennessy Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Mutual Funds, Inc.	TIFF Investment Program, Inc.
Hotchkis and Wiley Funds	Trust For Professional Managers
Intrepid Capital Management Funds Trust	Wexford Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, Ohio 45202
Registrant’s Investment Adviser	Pacific Income Advisers, Inc. 1299 Ocean Avenue, Suite 210 Santa Monica, California 90401

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 1st day of September, 2005.

ADVISORS SERIES TRUST

By: /s/ Eric M. Banhazl*
Eric M. Banhazl
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities and on September 1, 2005.

Signature	Title

Eric M. Banhazl* Eric M. Banhazl	President and Trustee
Walter E. Auch* Walter E. Auch	Trustee
Donald E. O’Connor* Donald E. O’Connor	Trustee
George T. Wofford III* George T. Wofford III	Trustee
George J. Rebhan* George J. Rebhan	Trustee
James Clayburn LaForce* James Clayburn LaForce	Trustee
By /s/ Douglas G. Hess Douglas G. Hess	Treasurer and Principal Financial and Accounting Officer

* By /s/ Douglas G. Hess
  Douglas G. Hess
Attorney-in-Fact pursuant to Power of Attorney.

EXHIBIT INDEX

Exhibit	Exhibit No.